Ex 99(g)(2)

April 9, 2007

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Re:	Custodian Services Agreement

Ladies and Gentlemen:

          Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the “Agreement”), by and among State Street Bank and Trust Company, a Massachusetts trust company, and each management investment company identified as an “Existing Fund” on Schedule I hereto (each, a “Fund” and, collectively, the “Funds”) on behalf of each of its series, if any, identified as “Existing Portfolio” on Schedule I hereto (each, a “Portfolio” and, collectively, the “Portfolios”) and certain other affiliated management investment companies.

          In connection with a restructuring of the complex of which the Funds are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Schedule I hereto (each, a “Closing Date”), many of the Funds and Portfolios will be reorganized as set forth on Schedule I hereto. Additionally, as indicated on Schedule I, several Funds and Portfolios have recently ceased or shall cease operations following fund combinations (or otherwise) on the date indicated on Schedule I hereto (each, a “Termination Date”).

          On each applicable Closing Date, (i) each management company identified as a “Successor Fund” shall become a “Fund” party to the Agreement on behalf of each of its series identified on Schedule I as a “Successor Portfolio” and shall assume all of the rights and obligations under the Agreement of the corresponding Existing Fund with respect to each applicable Existing Portfolio (or, if such Existing Fund has no Existing Portfolios, with respect to the Existing Fund itself), (ii) each such Successor Portfolio shall be deemed a “Portfolio” within the meaning of the Agreement, and (iii) the corresponding Existing Portfolio shall cease be deemed to be a “Portfolio” under the Agreement. As of each applicable Termination Date, each Existing Portfolio indicated on Schedule I hereto as terminating operations shall cease to be deemed a “Portfolio” under the Agreement.

          As of the date on which an Existing Fund has no further rights or obligations under the Agreement, by virtue of (i) all of the rights and obligations of its Existing Portfolios (or, if such Existing Fund has no Existing Portfolios, the Existing Fund itself) having been assumed by one or more Successor Funds and/or (ii) its Existing Portfolios (or, if such Existing Fund has no Existing Portfolios, the Existing Fund itself) having ceased operations in connection with a fund combination, such Existing Fund shall cease to be a party to the Agreement and shall have no rights or obligations thereunder.

          Additionally, attached as Exhibit A hereto is a replacement of “Exhibit A” to the Agreement, effective as of the close of business on April 27, 2007.

          Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement.

          Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON SCHEDULE I HERETO AS A “EXISTING FUND” OR A “SUCCESSOR FUND”

By:

Name:
Title:

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:

Name:	Joseph L. Hooley
Title:	Executive Vice President

Schedule I

FUNDS AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

Legg Mason Partners Adjustable Rate Income Fund (f/k/a SB Adjustable Rate Income Fund)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Adjustable Rate Income Fund	4/13/07

Legg Mason Partners Aggressive Growth Fund, Inc. (f/k/a Smith Barney Aggressive Growth Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Aggressive Growth Fund	4/13/07

Legg Mason Partners Lifestyle Series, Inc. (f/k/a Smith Barney Allocation Series Inc.)	Legg Mason Partners Lifestyle Allocation 50% (f/k/a Balanced Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 50%	4/13/07

	Legg Mason Partners Lifestyle Allocation 30% (f/k/a Conservative Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 30%	4/13/07

	Legg Mason Partners Lifestyle Allocation 70% (f/k/a Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 70%	4/13/07

	Legg Mason Partners Lifestyle Allocation 85% (f/k/a High Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 85%	4/13/07

	Legg Mason Partners Lifestyle Allocation 100%	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 100%	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Lifestyle Income Fund (f/k/a Income Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Income Fund	4/13/07

	Legg Mason Partners Variable Lifestyle Allocation 50% (f/k/a Select Balanced Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 50%	4/27/07

	Legg Mason Partners Variable Lifestyle Allocation 70% (f/k/a Select Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 70%	4/27/07

	Legg Mason Partners Variable Lifestyle Allocation 85% (f/k/a Select High Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 85%	4/27/07

Legg Mason Partners Appreciation Fund, Inc. (f/k/a Smith Barney Appreciation Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Appreciation Fund	4/13/07

Legg Mason Partners Arizona Municipals Fund, Inc. (f/k/a Smith Barney Arizona Municipals Fund Inc.)	n/a	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

Legg Mason Partners California Municipals Fund, Inc. (f/k/a Smith Barney California Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners California Municipals Fund	4/13/07

Legg Mason Partners Equity Funds (f/k/a Smith Barney Equity Funds)	Legg Mason Partners Social Awareness Fund (f/k/a Smith Barney Social Awareness Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Social Awareness Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

Legg Mason Partners Fundamental Value Fund, Inc. (f/k/a Smith Barney Fundamental Value Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Fundamental Value Fund	4/13/07

Legg Mason Partners Funds, Inc. (f/k/a Smith Barney Funds, Inc.)	Legg Mason Partners Large Cap Value Fund (f/k/a Smith Barney Large Cap Value Fund)	Combination (acquired by Legg Mason Partners Investors Value Fund)	n/a	n/a	3/2/07

	Legg Mason Partners U.S. Government Securities Fund (f/k/a Smith Barney U.S. Government Securities Fund)	Combination (acquired by Legg Mason Partners Government Securities Fund)	n/a	n/a	2/2/07

	Legg Mason Partners Short-Term Investment Grade Bond Fund (f/k/a Smith Barney Short-Term Investment Grade Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Short-Term Investment Grade Bond Fund	4/13/07

Legg Mason Partners Income Funds (f/k/a Smith Barney Income Funds)	Legg Mason Partners Convertible Fund (f/k/a SB Convertible Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Convertible Fund	4/13/07

	Legg Mason Partners Diversified Strategic Income Fund (f/k/a Smith Barney Diversified Strategic Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Diversified Strategic Income Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Exchange Reserve Fund (f/k/a Smith Barney Exchange Reserve Fund)	Combination (acquired by Smith Barney Money Funds—Cash Portfolio)	n/a	n/a	3/16/07

	Legg Mason Partners High Income Fund (f/k/a Smith Barney High Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners High Income Fund	4/13/07

	Legg Mason Partners Municipal High Income Fund (f/k/a Smith Barney Municipal High Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Municipal High Income Fund	4/13/07

	Legg Mason Partners Capital and Income Fund (f/k/a SB Capital and Income Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Capital and Income Fund	4/13/07

	Legg Mason Partners Core Bond Fund (f/k/a Smith Barney Total Return Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Core Bond Fund	4/13/07

Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio	Restructuring	Legg Mason Partners Institutional Trust	Western Asset Institutional Money Market Fund	4/13/07

	Government Portfolio	Restructuring	Legg Mason Partners Institutional Trust	Western Asset Institutional Government Money Market Fund	4/13/07

	Municipal Portfolio	Restructuring	Legg Mason Partners Institutional Trust	Western Asset Institutional Municipal Money Market Fund	4/13/07

Legg Mason Partners Investment Funds, Inc. (f/k/a Smith Barney Investment Funds Inc.)	Legg Mason Partners Investment Grade Bond Fund (f/k/a Smith Barney Investment Grade Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Investment Grade Bond Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners All Cap Fund	4/13/07

	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

	Legg Mason Partners Multiple Discipline Funds All Cap and International (f/k/a Smith Barney Multiple Discipline Funds—All Cap and International Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Government Securities Fund (f/k/a Smith Barney Government Securities Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Government Securities Fund	4/13/07

	Legg Mason Partners Small Cap Growth Fund (f/k/a Smith Barney Small Cap Growth Fund)	Combination (acquired by Legg Mason Partners Small Cap Growth Fund)	n/a	n/a	3/2/07

	Legg Mason Partners Small Cap Value Fund (f/k/a Smith Barney Small Cap Value Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Value Fund	4/13/07

Legg Mason Partners Investment Series (f/k/a Smith Barney Investment Series)	Legg Mason Partners Dividend Strategy Fund (f/k/a Smith Barney Dividend Strategy Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Dividend Strategy Fund	4/13/07

	Legg Mason Partners Growth and Income Fund (f/k/a SB Growth and Income Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

	Legg Mason Partners Premier Selections All Cap Growth Portfolio (f/k/a Smith Barney Premier Selections All Cap Growth Portfolio)	Combination (acquired by Legg Mason Partners Variable Aggressive Growth Portfolio)	n/a	n/a	4/27/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Variable Growth and Income Portfolio (f/k/a Smith Barney Growth and Income Portfolio)	Combination (acquired by Legg Mason Partners Variable Appreciation Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Government Portfolio (f/k/a SB Government Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Government Portfolio	4/27/07

	Legg Mason Partners Variable Dividend Strategy Portfolio (f/k/a Smith Barney Dividend Strategy Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Dividend Strategy Portfolio	4/27/07

Legg Mason Partners Investment Trust (f/k/a Smith Barney Investment Trust)	Legg Mason Partners Intermediate Maturity California Municipals Fund (f/k/a Smith Barney Intermediate Maturity California Municipals Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity California Municipals Fund	4/13/07

	Legg Mason Partners Intermediate Maturity New York Municipals Fund (f/k/a Smith Barney Intermediate Maturity New York Municipals Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity New York Municipals Fund	4/13/07

	Legg Mason Partners Large Cap Growth Fund (f/k/a Smith Barney Large Capitalization Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Large Cap Growth Fund	4/13/07

	Legg Mason Partners S&P 500 Index Fund (f/k/a Smith Barney S&P 500 Index Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners S&P 500 Index Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Mid Cap Core Fund (f/k/a Smith Barney Mid Cap Core Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Mid Cap Core Fund	4/13/07

	Legg Mason Partners Classic Values Fund (f/k/a Smith Barney Classic Values Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Classic Values Fund	4/13/07

Legg Mason Partners Core Plus Bond Fund, Inc. (f/k/a Smith Barney Core Plus Bond Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Core Plus Bond Fund	4/13/07

Legg Mason Partners Managed Municipals Fund, Inc. (f/k/a Smith Barney Managed Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Managed Municipals Fund	4/13/07

Legg Mason Partners Massachusetts Municipals Fund (f/k/a Smith Barney Massachusetts Municipals Fund)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Massachusetts Municipals Fund	4/13/07

Smith Barney Money Funds, Inc.	Cash Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Money Market Fund	4/13/07

	Government Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Government Money Market Fund	4/13/07

Legg Mason Partners Variable Portfolios IV (f/k/a Smith Barney Multiple Discipline Trust)	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	4/27/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Capital and Income Portfolio	4/27/07

Smith Barney Municipal Money Market Fund, Inc.	n/a	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Municipal Money Market Fund	4/13/07

Legg Mason Partners Municipal Funds (f/k/a Smith Barney Muni Funds)	California Money Market Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset California Municipal Money Market Fund	4/13/07

	Legg Mason Partners Florida Municipals Fund (f/k/a Florida Portfolio)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

	Legg Mason Partners Georgia Municipals Fund (f/k/a Georgia Portfolio)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

	Legg Mason Partners Intermediate-Term Municipals Fund (f/k/a Limited Term Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners National Municipals Fund (f/k/a National Portfolio)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

	Massachusetts Money Market Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Massachusetts Municipal Money Market Fund	4/13/07

	New York Money Market Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset New York Municipal Money Market Fund	4/13/07

	Legg Mason Partners New York Municipals Fund (f/k/a New York Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners New York Municipals Fund	4/13/07

	Legg Mason Partners Pennsylvania Municipals Fund (f/k/a Pennsylvania Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	4/13/07

Legg Mason Partners New Jersey Municipals Fund, Inc. (f/k/a Smith Barney New Jersey Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners New Jersey Municipals Fund	4/13/07

Legg Mason Partners Oregon Municipals Fund (f/k/a Smith Barney Oregon Municipals Fund)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Oregon Municipals Fund	4/13/07

Legg Mason Partners Sector Series, Inc. (f/k/a Smith Barney Sector Series Inc.)	Legg Mason Partners Financial Services Fund (f/k/a Smith Barney Financial Services Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Financial Services Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Technology Fund (f/k/a Smith Barney Technology Fund)	Combination (acquired by Legg Mason Partners Large Cap Growth Fund)	n/a	n/a	2/2/07

Legg Mason Partners Small Cap Core Fund, Inc. (f/k/a Smith Barney Small Cap Core Fund, Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Core Fund	4/13/07

Legg Mason Partners World Funds, Inc. (f/k/a Smith Barney World Funds)	Legg Mason Partners Inflation Management Fund (f/k/a Smith Barney Inflation Management Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Inflation Management Fund	4/13/07

	Legg Mason Partners International All Cap Opportunity Fund (f/k/a International All Cap Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners International All Cap Opportunity Fund	4/13/07

Legg Mason Partners Variable Portfolios II (f/k/a Greenwich Street Series Fund)	Legg Mason Partners Variable Appreciation Portfolio (f/k/a Appreciation Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Appreciation Portfolio	4/27/07

	Legg Mason Partners Variable Capital and Income Portfolio (f/k/a Capital and Income Portfolio)	Combination (acquired by Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value)	n/a	n/a	4/27/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Variable Diversified Strategic Income Portfolio (f/k/a Diversified Strategic Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Diversified Strategic Income Portfolio	4/27/07

	Legg Mason Partners Variable Aggressive Growth Portfolio (f/k/a Salomon Brothers Variable Aggressive Growth Fund)	Combination (acquired by Legg Mason Partners Variable Aggressive Growth Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Equity Index Portfolio (f/k/a Equity Index Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Equity Index Portfolio	4/27/07

	Legg Mason Partners Variable Growth and Income Portfolio (f/k/a Salomon Brothers Variable Growth & Income Fund)	Combination (acquired by Legg Mason Partners Variable Appreciation Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Fundamental Value Portfolio (f/k/a Fundamental Value Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Fundamental Value Portfolio	4/27/07

Legg Mason Partners Variable Portfolios III, Inc. (f/k/a Travelers Series Fund Inc. )	Legg Mason Partners Variable Aggressive Growth Portfolio (f/k/a Smith Barney Aggressive Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Aggressive Growth Portfolio	4/27/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Variable High Income Portfolio (f/k/a Smith Barney High Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable High Income Portfolio	4/27/07

	Legg Mason Partners Variable International All Cap Growth Portfolio (f/k/a Smith Barney International All Cap Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable International All Cap Opportunity Portfolio	4/27/07

	Legg Mason Partners Variable Large Cap Growth Portfolio (f/k/a Smith Barney Large Capitalization Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Large Cap Growth Portfolio	4/27/07

	Legg Mason Partners Variable Large Cap Value Portfolio (f/k/a Smith Barney Large Cap Value Portfolio)	Combination (acquired by Legg Mason Partners Variable Investors Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Mid Cap Core Portfolio (f/k/a Smith Barney Mid Cap Core Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Mid Cap Core Portfolio	4/27/07

	Legg Mason Partners Variable Money Market Portfolio (f/k/a Smith Barney Money Market Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Money Market Portfolio	4/27/07

	Legg Mason Partners Variable Social Awareness Stock Portfolio (f/k/a Social Awareness Stock Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Social Awareness Portfolio	4/27/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Variable Adjustable Rate Income Portfolio (f/k/a SB Adjustable Rate Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Adjustable Rate Income Portfolio	4/27/07

Legg Mason Partners Equity Fund, Inc. (f/k/a The Salomon Brothers Fund Inc)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Equity Fund	4/13/07

Legg Mason Partners Investors Value Fund, Inc. (f/k/a Salomon Brothers Investors Value Fund Inc)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Investors Value Fund	4/13/07

Legg Mason Partners Capital Fund, Inc. (f/k/a Salomon Brothers Capital Fund Inc)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Capital Fund	4/13/07

Legg Mason Partners Series Funds, Inc. (f/k/a Salomon Brothers Series Funds Inc.)	Legg Mason Partners Balanced Fund (f/k/a Salomon Brothers Balanced Fund)	Combination (acquired by Legg Mason Partners Capital and Income Fund)	n/a	n/a	3/16/07

	Legg Mason Partners Global High Yield Bond Fund (f/k/a Salomon Brothers High Yield Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Global High Yield Bond Fund	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners New York Municipal Money Market Fund (f/k/a Salomon Brothers NY Municipal Money Mkt Fund)	Combination (acquired by Legg Mason Partners Municipal Funds - New York Money Market Portfolio)	n/a	n/a	3/2/07

	Legg Mason Partners Small Cap Growth Fund I (f/k/a Salomon Brothers Small Cap Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Growth Fund	4/13/07

	Legg Mason Partners Strategic Bond Fund (f/k/a Salomon Brothers Strategic Bond Fund)	Combination (acquired by Legg Mason Partners Diversified Strategic Income Fund)	n/a	n/a	3/2/07

	Legg Mason Partners Short/Intermediate U.S. Government Fund (f/k/a Salomon Brothers Short/Intermediate US Government Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Short/Intermediate U.S. Government Fund	4/13/07

Western Asset Funds II, Inc. (f/k/a Salomon Brothers Institutional Series Funds Inc.)	Western Asset Global High Yield Bond Portfolio (f/k/a Salomon Brothers Institutional High Yield Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Western Asset Global High Yield Bond Portfolio	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Western Asset Emerging Market Debt Portfolio (f/k/a Salomon Brothers Institutional Emerging Markets Debt Fund)	Restructuring	Legg Mason Partners Income Trust	Western Asset Emerging Markets Debt Portfolio	4/13/07

Legg Mason Partners Variable Portfolios I, Inc. (f/k/a Salomon Brothers Variable Series Funds Inc.)	Legg Mason Partners Variable All Cap Portfolio (f/k/a Salomon Brothers Variable All Cap Fund)	Combination (acquired by Legg Mason Partners Variable Fundamental Value Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Global High Yield Bond Portfolio (f/k/a Salomon Brothers Variable High Yield Bond Fund)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Global High Yield Bond Portfolio	4/27/07

	Legg Mason Partners Variable Investors Portfolio (f/k/a Salomon Brothers Variable Investors Fund)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Investors Portfolio	4/27/07

	Legg Mason Partners Variable Large Cap Growth Portfolio (f/k/a Salomon Brothers Variable Large Cap Growth Fund)	Combination (acquired by Legg Mason Partners Variable Large Cap Growth Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Small Cap Growth Portfolio (f/k/a Salomon Brothers Variable Small Cap Growth Fund)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Small Cap Growth Portfolio	4/27/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Variable Strategic Bond Portfolio (f/k/a Salomon Brothers Variable Strategic Bond Fund)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Strategic Bond Portfolio	4/27/07

	Legg Mason Partners Variable Total Return Portfolio (f/k/a Salomon Brothers Variable Total Return Fund)	Combination (acquired by Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value)	n/a	n/a	4/27/07

Liquid Reserves Portfolio	n/a	Restructuring	Master Portfolio Trust	Liquid Reserves Portfolio	4/13/07

Tax Free Reserves Portfolio	n/a	Restructuring	Master Portfolio Trust	Tax Free Reserves Portfolio	4/13/07

U.S. Treasury Reserves Portfolio	n/a	Restructuring	Master Portfolio Trust	U.S. Treasury Reserves Portfolio	4/13/07

CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund (f/k/a Smith Barney Emerging Markets Equity Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Emerging Markets Equity Fund	4/13/07

Legg Mason Partners Trust II (f/k/a Smith Barney Trust II)	Legg Mason Partners Capital Preservation Fund (f/k/a Smith Barney Capital Preservation Fund)	Not Restructuring	n/a	n/a	n/a

	Legg Mason Partners Capital Preservation Fund II (f/k/a Smith Barney Capital Preservation Fund II)	Not Restructuring	n/a	n/a	n/a

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners Diversified Large Cap Growth Fund (f/k/a Smith Barney Diversified Large Cap Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Diversified Large Cap Growth Fund	4/13/07

	Legg Mason Partners Global Equity Fund (f/k/a Smith Barney International Large Cap Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Global Equity Fund	4/13/07

	Legg Mason Partners Small Cap Growth Opportunities Fund (f/k/a Smith Barney Small Cap Growth Opportunities Fund)	Combination (acquired by Legg Mason Partners Small Cap Growth Fund)	n/a	n/a	3/2/07

	Legg Mason Partners Short Duration Municipal Income Fund (f/k/a Smith Barney Short Duration Municipal Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Short Duration Municipal Income Fund	4/13/07

CitiFunds Trust III	Citi Cash Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi Cash Reserves	4/13/07

	Citi U.S. Treasury Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi U.S. Treasury Reserves	4/13/07

	Citi California Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi California Tax Free Reserves	4/13/07

	Citi Connecticut Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi Connecticut Tax Free Reserves	4/13/07

	Citi New York Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi New York Tax Free Reserves	4/13/07

	Citi Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi Tax Free Reserves	4/13/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Liquid Reserves	4/13/07

	Citi Institutional Cash Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Cash Reserves	4/13/07

	Citi Institutional U.S. Treasury Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional U.S. Treasury Reserves	4/13/07

	Citi Institutional Tax Free Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Tax Free Reserves	4/13/07

	Citi Institutional Enhanced Income Fund	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Enhanced Income Fund	4/13/07

	SMASh Series M Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series M Fund	4/13/07

	SMASh Series C Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series C Fund	4/13/07

	SMASh Series EC Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series EC Fund	4/13/07

CitiFunds Premium Trust	Citi Premium Liquid Reserves	Restructuring	Legg Mason Partners Premium Money Market Trust	Citi Premium Liquid Reserves	4/13/07

	Citi Premium U.S. Treasury Reserves	Restructuring	Legg Mason Partners Premium Money Market Trust	Citi Premium U.S. Treasury Reserves	4/13/07

Legg Mason Partners Funds Trust (f/k/a Salomon Funds Trust)	Legg Mason Partners National Tax Free Bond Fund (f/k/a Salomon Brothers National Tax Free Bond Fund)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	3/2/07

Existing Fund	Existing Portfolio	Restructuring, Fund Combination or Other Cessation of Operations	Successor Fund	Successor Portfolio	Closing Date or Termination Date (as applicable)

	Legg Mason Partners California Tax Free Bond Fund (f/k/a Salomon Brothers California Tax Free Bond Fund)	Combination (acquired by Legg Mason Partners California Municipals Fund)	n/a	n/a	3/2/07

	Legg Mason Partners New York Tax Free Bond Fund (f/k/a Salomon Brothers New York Tax Free Bond Fund)	Combination (acquired by Legg Mason Partners New York Municipals Fund)	n/a	n/a	3/2/07

Institutional Portfolio	Institutional Enhanced Portfolio	Restructuring	Master Portfolio Trust	Institutional Enhanced Portfolio	4/13/07

	Prime Cash Reserves Portfolio	Restructuring	Master Portfolio Trust	Prime Cash Reserves Portfolio	4/13/07

	SMASh Series M Portfolio	Restructuring	Master Portfolio Trust	SMASh Series M Portfolio	4/13/07

	SMASh Series C Portfolio	Restructuring	Master Portfolio Trust	SMASh Series C Portfolio	4/13/07

	SMASh Series EC Portfolio	Restructuring	Master Portfolio Trust	SMASh Series EC Portfolio	4/13/07

Legg Mason Partners Variable Portfolios V (f/k/a Variable Annuity Portfolios)	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (f/k/a Smith Barney Small Cap Growth Opportunities Portfolio)	Combination (acquired by Legg Mason Partners Variable Small Cap Growth Portfolio)	n/a	n/a	4/27/07

Exhibit A

Legg Mason Partners Equity Trust
     Legg Mason Partners Aggressive Growth Fund
     Legg Mason Partners All Cap Fund
     Legg Mason Partners Appreciation Fund
     Legg Mason Partners Capital and Income Fund
     Legg Mason Partners Capital Fund
     Legg Mason Partners Classic Values Fund
     Legg Mason Partners Convertible Fund
     Legg Mason Partners Diversified Large Cap Growth Fund
     Legg Mason Partners Dividend Strategy Fund
     Legg Mason Partners Emerging Markets Equity Fund
     Legg Mason Partners Equity Fund
     Legg Mason Partners Financial Services Fund
     Legg Mason Partners Fundamental Value Fund
     Legg Mason Partners Global Equity Fund
     Legg Mason Partners International All Cap Opportunity Fund
     Legg Mason Partners Investors Value Fund
     Legg Mason Partners Large Cap Growth Fund
     Legg Mason Partners Lifestyle Allocation 100%
     Legg Mason Partners Lifestyle Allocation 85%
     Legg Mason Partners Lifestyle Allocation 70%
     Legg Mason Partners Lifestyle Allocation 50%
     Legg Mason Partners Lifestyle Allocation 30%
     Legg Mason Partners Lifestyle Income Fund
     Legg Mason Partners Mid Cap Core Fund
     Legg Mason Partners S&P 500 Index Fund
     Legg Mason Partners Small Cap Core Fund
     Legg Mason Partners Small Cap Growth Fund
     Legg Mason Partners Small Cap Value Fund
     Legg Mason Partners Social Awareness Fund

Legg Mason Partners Income Trust
     Legg Mason Partners Adjustable Rate Income Fund
     Legg Mason Partners California Municipals Fund
     Legg Mason Partners Core Bond Fund
     Legg Mason Partners Core Plus Bond Fund
     Legg Mason Partners Diversified Strategic Income Fund
     Legg Mason Partners Global High Yield Bond Fund
     Legg Mason Partners Government Securities Fund
     Legg Mason Partners High Income Fund
     Legg Mason Partners Inflation Management Fund
     Legg Mason Partners Intermediate Maturity California Municipals Fund
     Legg Mason Partners Intermediate Maturity New York Municipals Fund
     Legg Mason Partners Intermediate-Term Municipals Fund
     Legg Mason Partners Investment Grade Bond Fund
     Legg Mason Partners Managed Municipals Fund
     Legg Mason Partners Massachusetts Municipals Fund
     Legg Mason Partners Municipal High Income Fund
     Legg Mason Partners New Jersey Municipals Fund
     Legg Mason Partners New York Municipals Fund

     Legg Mason Partners Oregon Municipals Fund
     Legg Mason Partners Pennsylvania Municipals Fund
     Legg Mason Partners Short Duration Municipal Income Fund
     Legg Mason Partners Short/Intermediate U.S. Government Fund
     Legg Mason Partners Short-Term Investment Grade Bond Fund
     Western Asset Emerging Markets Debt Portfolio
     Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust
     Legg Mason Partners Variable Aggressive Growth Portfolio
     Legg Mason Partners Variable Appreciation Portfolio
     Legg Mason Partners Variable Capital and Income Portfolio
     Legg Mason Partners Variable Dividend Strategy Portfolio
     Legg Mason Partners Variable Equity Index Portfolio
     Legg Mason Partners Variable Fundamental Value Portfolio
     Legg Mason Partners Variable International All Cap Opportunity Portfolio
     Legg Mason Partners Variable Investors Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Lifestyle Allocation 50%
     Legg Mason Partners Variable Lifestyle Allocation 70%
     Legg Mason Partners Variable Lifestyle Allocation 85%
     Legg Mason Partners Variable Mid Cap Core Portfolio
     Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
     Legg Mason Partners Variable Small Cap Growth Portfolio
     Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust
     Legg Mason Partners Variable Adjustable Rate Income Portfolio
     Legg Mason Partners Variable Diversified Strategic Income Portfolio
     Legg Mason Partners Variable Global High Yield Bond Portfolio
     Legg Mason Partners Variable Government Portfolio
     Legg Mason Partners Variable High Income Portfolio
     Legg Mason Partners Variable Money Market Portfolio
     Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust
     Citi California Tax Free Reserves
     Citi Cash Reserves
     Citi Connecticut Tax Free Reserves
     Citi New York Tax Free Reserves
     Citi Tax Free Reserves
     Citi U.S. Treasury Reserves
     Western Asset California Municipal Money Market Fund
     Western Asset Government Money Market Fund
     Western Asset Massachusetts Municipal Money Market Fund
     Western Asset Money Market Fund
     Western Asset Municipal Money Market Fund
     Western Asset New York Municipal Money Market Fund

Legg Mason Partners Institutional Trust
     Citi Institutional Cash Reserves
     Citi Institutional Enhanced Income Fund
     Citi Institutional Liquid Reserves
     Citi Institutional Tax Free Reserves
     Citi Institutional U.S. Treasury Reserves
     SMASh Series C Fund
     SMASh Series EC Fund
     SMASh Series M Fund
     Western Asset Institutional Government Money Market Fund
     Western Asset Institutional Money Market Fund
     Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust
     Citi Premium Liquid Reserves
     Citi Premium U.S. Treasury Reserves

Master Portfolio Trust
     Liquid Reserves Portfolio
     U.S. Treasury Reserves Portfolio
     Tax Free Reserves Portfolio
     Prime Cash Reserves Portfolio
     Institutional Enhanced Portfolio
     SMASh Series M Portfolio
     SMASh Series C Portfolio
     SMASh Series EC Portfolio

Legg Mason Partners Trust II
     Legg Mason Partners Capital Preservation Fund
     Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.
Western Asset High Income Opportunity Fund Inc.
Western Asset Managed High Income Fund Inc.
Western Asset Managed Municipals Portfolio Inc.
Western Asset Municipal High Income Fund Inc.
LMP Real Estate Income Fund Inc.
LMP Corporate Loan Fund Inc.
Western Asset Zenix Income Fund Inc.
Barrett Opportunity Fund, Inc.

Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
LMP Capital & Income Fund Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Worldwide Income Fund Inc.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.
Western Asset Variable Rate Strategic Fund Inc.